Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
9.	Income Taxes

Income tax expense consists of the following:

	2015	2014
Current Taxes:
Federal (refund)	$(1,137)	$8,539
State	2,732	19,300
Income tax expense	$1,595	$27,839

The income tax expense for the year ended December 31, 2014, represents the under accrual of the prior year's income tax expense.

The Company had a capital loss carryover of $390,609, a portion of which it utilized to offset its other income in the amount of $21,197, in connection with the filing of its income tax returns for the year ended December 31, 2014. The remaining capital loss carryover expired in 2015.

The Company evaluates tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more likely than not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the Company’s tax positions taken on Federal, state and local tax returns for all open tax years, and has concluded that no provision for Federal income tax is required in the Company’s financial statements.

The Company elected to be taxed as a REIT commencing with its taxable year ended December 31, 2014. A REIT calculates taxable income similar to other domestic corporations, with the major difference being a REIT is entitled to a deduction for dividends paid. A REIT is generally required to distribute each year at least 90% of its taxable income. If it chooses to retain the remaining 10% of taxable income, it may do so, but it will be subject to a corporate tax on such income. The Company may be subject to federal excise tax and minimum state taxes.

The Company is no longer subject to U.S. federal and state and local income tax examinations by tax authorities for years prior to 2012, as these tax years are closed.